Exhibit 99.3

FOR IMMEDIATE RELEASE

CONTACTS:	I.D. Systems	Avis Budget Group
	Ned Mavrommatis, CFO	Media:	John Barrows
	ned@id-systems.com		PR@avisbudget.com
	201-996-9000		973-496-7865
		Investors:	Neal Goldner
IR@avisbudget.com
973-496-5086

Avis Budget Group and I.D. Systems Sign Exclusive Agreement
to Deploy New Generation of Wireless Vehicle Rental Technology

•	I.D. Systems receives $14 million order from Avis Budget Group for broad deployment of its wireless vehicle management systems.

•	Technology will help enable “virtual rental transactions”—automated rentals and returns of Avis and Budget vehicles.

•	Fully integrates with Avis Budget’s existing rental, reservations and fleet management systems.

•	Avis Budget invests $4.6 million to acquire approximately 9% equity stake and warrants in I.D. Systems.

•	Global deployment option enables Avis Budget to expand technology to worldwide fleet.

Parsippany and Woodcliff Lake, N.J., August 22, 2011—Avis Budget Group, Inc. (NASDAQ: CAR) and I.D. Systems, Inc. (NASDAQ: IDSY) announced today that they have executed an agreement to deploy I.D. Systems’ proprietary wireless vehicle management systems in Avis Budget’s vehicle rental fleet. The agreement follows an extensive pilot program in which the technology was successfully deployed in both traditional airport locations and corporate campuses.

The first phase of expanded system deployment, which will put I.D. Systems’ technology into more than 25,000 Avis Budget vehicles and facilities in portions of the United States and Canada, is valued at $14 million over five years. The exclusive agreement also provides Avis Budget an option to expand system deployment across its global fleet of vehicles which, if fully exercised, is valued at substantially more.

“This agreement is the culmination of a ten-year technology collaboration between I.D. Systems and Avis Budget,” said Jeffrey Jagid, Chairman and Chief Executive Officer of I.D. Systems.  “We believe our wireless rental fleet management technology has the potential to revolutionize the car rental industry and are proud to be partnering with Avis Budget, a global leader in this industry.”

I.D. Systems’ wireless in-vehicle management system permits two-way data communications between a vehicle and various car rental operating systems.  Combined with Avis Budget’s existing technologies, I.D. Systems’ services will enable Avis Budget to rent and check-in vehicles virtually, all with the use of a smartphone.  In addition, the system has the potential to drive further productivity by automating the vehicle data collection process and streamlining billing.

“We are excited to be deploying I.D. Systems’ wireless technology,” said Ronald L. Nelson, Avis Budget Group Chairman and Chief Executive Officer. “We believe the expanded deployment of virtually enabled vehicles will enable us to drive incremental business with our established base of corporate customers and to place additional cars in local-market settings, driving revenue growth.”

In connection with the agreement, Avis Budget purchased 1,000,000 shares of I.D. Systems common stock at a price of $4.60 per share, based on the 20-day average share price as of August 22, 2011. In addition, Avis Budget received warrants to purchase up to 600,000 additional shares of I.D. Systems common stock at a price of $10.00 per share, with 100,000 warrants vesting at contract signing and 500,000 warrants vesting if and when Avis Budget exercises its option to substantially expand system deployment. The agreement also provides Avis Budget with a limited term of exclusivity for the use of I.D. Systems’ technology in the car and truck rental industry, with an extended term granted automatically upon Avis Budget’s exercise of such option.

About Avis Budget Group

Avis Budget Group is a leading vehicle rental operator in the United States, Canada, Australia, New Zealand and certain other regions through its Avis and Budget brands. In addition the Company has licensed operations in more than 100 countries that allow it to serve commercial and leisure travelers throughout the world and has an agreement to acquire Avis Europe, plc, its licensee in Europe, the Middle East, Africa and parts of Asia.  Avis Budget Group is headquartered in Parsippany, N.J. and has more than 21,000 employees.  For more information about Avis Budget Group, visit www.avisbudgetgroup.com.

About I.D. Systems

Based in Woodcliff Lake, New Jersey, with subsidiaries in Germany and the United Kingdom, I.D. Systems is a leading provider of solutions for securing, controlling, tracking, and managing high-value enterprise assets, including vehicles, powered equipment, trailers, containers, and cargo. The Company’s patented technologies address the needs of organizations to monitor and analyze their assets to improve safety, security, efficiency, and productivity. For more information, visit www.id-systems.com.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the securities described herein, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  The securities to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from such registration requirements.  The securities will be offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws.  Forward-looking statements include statements with respect to beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance.  All statements other than statements of historical fact are statements that could be forward-looking statements.  For example, Avis Budget Group’s option to implement a global system deployment is exercisable solely within its discretion, and no assurance can be given that Avis Budget Group actually will exercise this option. Forward-looking statements also include: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with acquisitions.  Forward-looking statements are subject to known and unknown risks and uncertainties that may be beyond the control of I.D. Systems and Avis Budget Group and could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to:

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with respect to I.D. Systems, Avis Budget Group’s failure to exercise its option described herein, as well as future economic and business conditions, the loss of I.D. Systems’ key customers or reduction in the purchase of its products by any such customers, the failure of the market for I.D. Systems’ products to continue to develop, the possibility that I.D. Systems may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability of I.D. Systems to protect its intellectual property, the inability of I.D. Systems to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and the other risks detailed from time to time in I.D. Systems’ filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2010; and

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with respect to Avis Budget Group, Avis Budget Group’s ability to deploy I.D. Systems’ technology and derive the expected benefits from its agreement with, and investment in, I.D. Systems, and those risks and uncertainties specified in Avis Budget Group’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the period ended June 30, 2011, including under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by Avis Budget Group with the Securities and Exchange Commission from time to time.

Except to the extent required by applicable federal securities laws, neither I.D Systems, Inc. nor Avis Budget Group, Inc. undertakes any obligation to release publicly any revisions to any forward-looking statements, whether as a result of new information, future events or otherwise, or to report any events or the occurrence of any unanticipated events.

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